widepoint

MODIFICATION #1
TO
Employment Agreement Dated April 30, 2020
BETWEEN
WidePoint Corporation
AND
Jason Holloway ("Executive")

MODIFICATION DESCRIPTION:

1. Change the Executive's Title

   From: Executive Vice President and Chief Sales and Marketing Officer and President and CEO of WCSC
   To: Chief Revenue Officer, WidePoint Corporation (CRO)

2. Change the Executive's Salary

   From: $265,000
   To: $275,000

The effective date of the modifications is August 15, 2022. All other terms and conditions remain unchanged.

Acceptance:

WIDEPOINT CORPORATION

BY: Jin Kang (Aug 9, 2022 16:24 EDT)

NAME: **Jin Kang**

TITLE: **President and CEO**

DATE: Aug 9, 2022

EXECUTIVE

BY: Jason Holloway
Jason Holloway (Aug 9, 2022 17:06 EDT)

NAME: **Jason Holloway**

TITLE: **Chief Revenue Officer, WidePoint Corporation**

DATE: Aug 9, 2022

Jason Holloway Modification to Employment Agreement 2022

Final Audit Report 2022-08-09

Created:	2022-08-09
By:	Jin Kang (jkang@widepoint.com)
Status:	Signed
Transaction ID:	CBJCHBCAABAAAdEF3VUwFbxxPoWzwll1cJ-VSkBKozRN

"Jason Holloway Modification to Employment Agreement 2022" History

- Document created by Jin Kang (jkang@widepoint.com)
  2022-08-09 - 8:21:37 PM GMT- IP address: 98.190.223.43

- Document e-signed by Jin Kang (jkang@widepoint.com)
  Signature Date: 2022-08-09 - 8:24:37 PM GMT - Time Source: server- IP address: 98.190.223.43

- Document emailed to jholloway@widepoint.com for signature
  2022-08-09 - 8:24:39 PM GMT

- Email viewed by jholloway@widepoint.com
  2022-08-09 - 9:05:54 PM GMT- IP address: 65.35.46.177

- Signer jholloway@widepoint.com entered name at signing as Jason Holloway
  2022-08-09 - 9:06:19 PM GMT- IP address: 65.35.46.177

- Document e-signed by Jason Holloway (jholloway@widepoint.com)
  Signature Date: 2022-08-09 - 9:06:21 PM GMT - Time Source: server- IP address: 65.35.46.177

- Agreement completed.
  2022-08-09 - 9:06:21 PM GMT